Exhibit 10.1

CLEARWATER PAPER CORPORATION
2026 STOCK INCENTIVE PLAN
(Adopted by the Board of Directors on February 26, 2026)

Table of Contents
Page
SECTION 2.    DEFINITIONS.    1
(a)    “Affiliate”    1
(b)    “Award”    1
(c)    “Board of Directors”    1
(d)    “Business Combination”    1
(e)    “Change of Control”    1
(f)    “Code”    3
(g)    “Committee”    3
(h)    “Corporate Transaction”    3
(i)    “Corporation”    3
(j)    “Consultant”    3
(k)    “Effective Date”    3
(l)    “Employee”    3
(m)    “Exchange Act”    3
(n)    “Exercise Price”    4
(o)    “Fair Market Value”    4
(p)    “Incumbent Board”    4
(q)    “ISO”    4
(r)    “Nonstatutory Option” or “NSO”    4
(s)    “Offeree”    4
(t)    “Option”    4
(u)    “Optionee”    5
(v)    “Outside Director”    5
(w)    “Outstanding Common Stock”    5
(x)    “Outstanding Voting Securities”    5
(y)    “Parent”    5
(z)    “Participant”    5
(aa)    “Performance Shares”    5
(bb)    “Performance Share Agreement”    5
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(cc)    “Person”    5
(dd)    “Plan”    5
(ee)    “Prior Plans”    5
(ff)    “Purchase Price”    5
(gg)    “Restricted Share”    5
(hh)    “Restricted Share Agreement”    5
(ii)    “Restricted Stock Unit”    6
(jj)    “Restricted Stock Unit Agreement”    6
(kk)    “SAR”    6
(ll)    “SAR Agreement”    6
(mm)    “Service”    6
(nn)    “Share”    6
(oo)    “Stock”    6
(pp)    “Stock Option Agreement”    6
(qq)    “Subsidiary”    6
SECTION 3.    ADMINISTRATION.    6
(a)    Committee Composition    6
(b)    Committee for Non-Officer Grants    7
(c)    Committee Responsibilities    7
SECTION 4.    ELIGIBILITY.    8
(a)    General Rule    8
(b)    Ten-Percent Stockholders    8
(c)    Attribution Rules    8
(d)    Outstanding Stock    9
SECTION 5.    STOCK SUBJECT TO PLAN.    9
(a)    Basic Limitation    9
(b)    Additional Shares    9
(c)    Annual Limit on Awards for Outside Directors    10
SECTION 6.    RESTRICTED SHARES.    10
(a)    Restricted Share Agreement    10
(b)    Payment for Awards    10
(c)    Vesting    10
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(d)    Voting and Dividend Rights    10
(e)    Restrictions on Transfer of Shares    11
SECTION 7.    TERMS AND CONDITIONS OF OPTIONS.    11
(a)    Stock Option Agreement    11
(b)    Number of Shares    11
(c)    Exercise Price    11
(d)    Withholding Taxes    11
(e)    Exercisability and Term    11
(f)    Exercise of Options    12
(g)    Effect of Change of Control    12
(h)    No Rights as a Stockholder    12
(i)    Restrictions on Transfer of Shares    12
(j)    Modification or Assumption of Options    12
(k)    Buyout Provisions    13
SECTION 8.    PAYMENT FOR SHARES.    13
(a)    General Rule    13
(b)    Surrender of Stock    13
(c)    Services Rendered    13
(d)    Cashless Exercise    13
(e)    Other Forms of Payment    13
(f)    Limitations under Applicable Law    13
SECTION 9.    STOCK APPRECIATION RIGHTS.    13
(a)    SAR Agreement    13
(b)    Number of Shares    14
(c)    Exercise Price    14
(d)    Exercisability and Term    14
(e)    Effect of Change of Control    14
(f)    Exercise of SARs    14
(g)    Modification or Assumption of SARs    14
(h)    Buyout Provisions    15
(i)    No Rights as a Stockholder    15
SECTION 10.    RESTRICTED STOCK UNITS.    15
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(a)    Restricted Stock Unit Agreement    15
(b)    Payment for Awards    15
(c)    Vesting Conditions    15
(d)    Voting and Dividend Rights    15
(e)    Form and Time of Settlement of Restricted Stock Units    16
(f)    Death of Recipient    16
(g)    Creditors’ Rights    16
SECTION 11.    PERFORMANCE SHARES.    16
(a)    Performance Shares and Performance Share Agreement    16
(b)    Payment for Awards    16
(c)    Terms of Performance Share Awards    16
(d)    Voting and Dividend Rights    17
(e)    Form and Time of Settlement of Performance Shares    17
(f)    Death of Recipient    17
(g)    Creditors’ Rights    18
SECTION 12.    ADJUSTMENT OF SHARES; CORPORATE TRANSACTIONS.    18
(a)    Adjustments    18
(b)    Dissolution or Liquidation    18
(c)    Corporate Transactions    18
(d)    Reservation of Rights    20
SECTION 13.    AWARDS UNDER OTHER PLANS.    20
SECTION 14.    LEGAL AND REGULATORY REQUIREMENTS.    20
SECTION 15.    WITHHOLDING TAXES.    21
(a)    General    21
(b)    Share Withholding    21
SECTION 16.    OTHER PROVISIONS APPLICABLE TO AWARDS.    21
(a)    Transferability    21
(b)    Clawback    21
(c)    Vesting Restrictions on Awards    22
SECTION 17.    NO EMPLOYMENT RIGHTS.    22
SECTION 18.    APPLICABLE LAW.    22
SECTION 19.    DURATION AND AMENDMENTS.    22
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(a)    Term of the Plan    22
(b)    Right to Amend or Terminate the Plan    22
(c)    Effect of Termination    22
SECTION 20.    EXECUTION.    23

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2026 Stock Incentive Plan
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CLEARWATER PAPER CORPORATION
2026 STOCK INCENTIVE PLAN
SECTION 1.ESTABLISHMENT AND PURPOSE.
The Plan was adopted by the Board of Directors on February 26, 2026, and shall be effective on May 7, 2026, subject to prior approval by the Corporation’s stockholders. The purpose of the Plan is to promote the long-term success of the Corporation and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Restricted Stock Units, Performance Shares, Options (which may constitute ISOs or NSOs) and SARs.
SECTION 2.DEFINITIONS.
(a)“Affiliate”
shall mean any Person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation.
(b)“Award”
shall mean any award of an Option, a SAR, Restricted Shares, Restricted Stock Units or Performance Shares under the Plan.
(c)“Board of Directors”
shall mean the Board of Directors of the Corporation, as constituted from time to time.
(d)“Business Combination”
shall mean a merger or consolidation involving the Corporation.
(e)“Change of Control”
shall mean the occurrence of any of the following events:
(i)Upon consummation of a Business Combination unless, following such Business Combination,
(A)all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock (or common equity) and the combined voting
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2026 Stock Incentive Plan

power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation or other entity resulting from such Business Combination (including a corporation or other entity which as a result of such transaction owns the Corporation either directly or through one or more subsidiaries),
(B)no Person (excluding any corporation or other entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or a Subsidiary or such other corporation or other entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock (or common equity) of the corporation or other entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation or other entity except to the extent that such ownership is based on the beneficial ownership, directly or indirectly, of Outstanding Common Stock or Outstanding Voting Securities immediately prior to the Business Combination, and
(C)at least a majority of the members of the board of directors (or similar governing body) of the corporation or other entity resulting from such Business Combination were members of the Board of Directors at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or
(ii)Upon the consummation of the sale, lease or exchange of all or substantially all of the assets of the Corporation; or
(iii)On the date that individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual who becomes a member of the Board of Directors on or subsequent to the day immediately following the Effective Date whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least a majority of the members of the Board of Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for purposes of this proviso, any such individual whose appointment to the Board of Directors occurs as a result of an actual or threatened election contest with respect to the election or removal of a member or members of the Board of Directors, an actual or threatened solicitation of proxies or consents or any other actual or threatened action by, or on behalf of any Person other than the Incumbent Board; or
(iv)Upon the acquisition on or after the Effective Date by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either:
(A)the then Outstanding Common Stock, or
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(B)the combined voting power of the Outstanding Voting Securities; provided, however, that the following acquisitions shall not be deemed to be covered by this subparagraph (iv):
(x)    any acquisition of Outstanding Common Stock or Outstanding Voting Securities by or at the direction of the Corporation or any Subsidiary,
(y)    any acquisition of Outstanding Common Stock or Outstanding Voting Securities by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Subsidiary, or
(z)    any acquisition of Outstanding Common Stock or Outstanding Voting Securities by any Person pursuant to a transaction which complies with clauses (A), (B) and (C) of Section 2(e)(i) of this Plan; or
(v)Upon the approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.
(f) “Code”
shall mean the Internal Revenue Code of 1986, as amended.
(g)“Committee”
shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.
(h)“Corporate Transaction”
shall mean an event that constitutes a “Change of Control” pursuant to subsection (i), subsection (ii) or subsection (iv) of Section 2(e); provided, however, that solely for purposes of this definition, the words “30% or more” in subsection (iv) of Section 2(e) shall be replaced with the words “more than 50%”.
(i)“Corporation”
shall mean Clearwater Paper Corporation, a Delaware corporation.
(j)“Consultant”
shall mean a consultant or advisor who provides bona fide services to the Corporation, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.
(k)“Effective Date”
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shall mean May 7, 2026, the date the Corporation’s stockholders approved the Plan.
(l)“Employee”
shall mean any individual who is a common-law employee of the Corporation, a Parent, a Subsidiary or an Affiliate.
(m)“Exchange Act”
shall mean the Securities Exchange Act of 1934, as amended.
(n)“Exercise Price”
shall mean (a) in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement (or the addendum thereto), and (b) in the case of a SAR, an amount, as specified in the applicable SAR Agreement (or the addendum thereto), which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.
(o)“Fair Market Value”
with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:
(i)If the Stock is listed on the New York Stock Exchange or another national securities exchange, or is traded on the NASDAQ National Market or the NASDAQ SmallCap Market and sales prices are regularly reported for the Stock, then the Fair Market Value shall be the closing selling price for the Stock reported on the applicable composite tape or other comparable reporting system on the applicable date, or if the applicable date is not a trading day, on the most recent trading day immediately prior to the applicable date; or
(ii)If closing selling prices are not regularly reported for the Stock as described in clause (i) but bid and asked prices for the Stock are regularly reported, then the Fair Market Value shall be the arithmetic mean between the closing or last bid and asked prices for the Stock on the applicable date or, if the applicable date is not a trading day, on the most recent trading day immediately prior to the applicable date; or
(iii)If prices are not regularly reported for the Stock as described in clause (i) or (ii) above, then the Fair Market Value shall be such value as the Committee in good faith determines.
In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.
(p)“Incumbent Board”
shall mean the individuals who constitute the Board of Directors as of 12:01 a.m. (Pacific) on the Effective Date.
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(q)“ISO”
shall mean an employee incentive stock option described in Section 422 of the Code.
(r)“Nonstatutory Option” or “NSO”
shall mean an employee stock option that is not an ISO.
(s)“Offeree”
shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).
(t)“Option”
shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.
(u)“Optionee”
shall mean an individual or estate who holds an Option or SAR.
(v)“Outside Director”
shall mean a member of the Board of Directors who is not an Employee or a Consultant.
(w)“Outstanding Common Stock”
shall mean the outstanding shares of Stock.
(x)“Outstanding Voting Securities”
shall mean the outstanding voting securities of the Corporation entitled to vote generally in the election of members of the Board of Directors.
(y)“Parent”
shall mean any corporation or other entity (other than the Corporation) in an unbroken chain of corporations or other entities ending with the Corporation, if each of the corporations or other entities other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation or other entity that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.
(z)“Participant”
shall mean an individual or estate who holds an Award.
(aa)“Performance Shares”
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shall mean a bookkeeping entry representing the Corporation’s obligation to deliver Shares (or distribute cash) on a future date in accordance with the provisions of a Performance Share Agreement.
(ab)“Performance Share Agreement”
shall mean the agreement between the Corporation and the recipient of Performance Shares that contains the terms, conditions and restrictions pertaining to such Performance Shares.
(ac)“Person”
shall mean any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).
(ad)“Plan”
shall mean this 2026 Stock Incentive Plan of Clearwater Paper Corporation, as amended from time to time.
(ae)“Prior Plans”
shall mean the Clearwater Paper Corporation 2017 Stock Incentive Plan and the Amended and Restated 2008 Stock Incentive Plan of Clearwater Paper Corporation, in each case as amended from time to time.
(af) “Purchase Price”
shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.
(ag)“Restricted Share”
shall mean a Share awarded under the Plan and subject to the terms, conditions and restrictions set forth in a Restricted Share Agreement.
(ah)“Restricted Share Agreement”
shall mean the agreement between the Corporation and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Shares.
(ai)“Restricted Stock Unit”
shall mean a bookkeeping entry representing the Corporation’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Restricted Stock Unit Agreement.
(aj)“Restricted Stock Unit Agreement”
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shall mean the agreement between the Corporation and the recipient of a Restricted Stock Unit that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.
(ak)“SAR”
shall mean a stock appreciation right granted under the Plan.
(al)“SAR Agreement”
shall mean the agreement between the Corporation and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.
(am)“Service”
shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Stock Option Agreement, SAR Agreement, Restricted Share Agreement, Restricted Stock Unit Agreement or Performance Share Agreement. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Corporation in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Corporation shall be entitled to determine in its sole discretion which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.
(an)“Share”
shall mean one share of Stock.
(ao)“Stock”
shall mean the common stock of the Corporation, par value $0.0001 per share.
(ap)“Stock Option Agreement”
shall mean the agreement between the Corporation and an Optionee that contains the terms, conditions and restrictions pertaining to such Option.
(aq)“Subsidiary”
shall mean any corporation or other entity, if the Corporation or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock (or equity) of such corporation or other entity. A corporation or other entity
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that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
SECTION 3.ADMINISTRATION.
(a)Committee Composition
. The Plan shall be administered by the Board of Directors or a Committee appointed by the Board of Directors. The Committee shall consist of two or more members of the Board of Directors. In addition, to the extent required by the Board of Directors, the composition of the Committee shall satisfy such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.
(b)Committee for Non-Officer Grants
. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more members of the Board of Directors who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Corporation under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable laws, the Board of Directors may also authorize one or more officers of the Corporation to designate Employees, other than persons subject to Section 16 of the Exchange Act, to receive Awards and to determine the number of such Awards to be received by such Employees; provided, however, that the Board of Directors shall specify the aggregate limit (i.e., the number of Shares underlying all such Awards) and the individual limit (i.e., the number of Shares underlying any individual Award so granted) that such officer or officers may so award in any calendar year.
(c)Committee Responsibilities
. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:
(i)To interpret the Plan and to apply its provisions;
(ii)To adopt, amend or rescind rules, procedures and forms relating to the Plan;
(iii)To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws, including qualifying for preferred tax treatment under applicable foreign tax laws;
(iv)To authorize any person to execute, on behalf of the Corporation, any instrument required to carry out the purposes of the Plan;
(v)To determine when Awards are to be granted under the Plan;
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(vi)To select the Offerees and Optionees;
(vii)To determine the number of Shares to be made subject to each Award;
(viii)To prescribe the terms and conditions of each Award, including the Exercise Price, the Purchase Price, the performance criteria, the performance period, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;
(ix)To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;
(x)To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;
(xi)To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;
(xii)To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;
(xiii)To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;
(xiv)To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and
(xv)To take any other actions deemed necessary or advisable for the administration of the Plan.
Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants, and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Award.
SECTION 4.ELIGIBILITY.
(a)General Rule
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. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Restricted Stock Units, Performance Shares, Nonstatutory Options or SARs.
(b)Ten-Percent Stockholders
. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.
(c)Attribution Rules
. For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.
(d)Outstanding Stock
. For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant but shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.
SECTION 5.STOCK SUBJECT TO PLAN.
(a)Basic Limitation
. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. On and after the Effective Date, the aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 2,000,000 Shares, plus the number of Shares subject to outstanding awards under the Prior Plans as of such date which thereafter are forfeited, settled in cash, cancelled or expire. Any Shares issued in connection with any type of Award granted on and after the Effective Date shall be counted against this limitation as one Share for every one Share so issued. On and after the Effective Date, no further Awards shall be granted under the Prior Plans.
The Share limitation of this Section 5(a) shall be subject to adjustment pursuant to Section 12. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Corporation, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.
(b)Additional Shares
. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Shares, Restricted Stock Units or Performance Shares, is forfeited to or repurchased by the Corporation due to failure to vest, the unpurchased Shares (or for Awards
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other than Options or SARs the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Shares, Restricted Stock Units or Performance Shares are repurchased by the Corporation or are forfeited to the Corporation, such Shares will become available for future grant or sale under the Plan. Shares used to satisfy the tax withholding obligations related to an Award of Restricted Shares, Restricted Stock Units or Performance Shares will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing,
(i)The following Shares issued or delivered under this Plan shall not again be available for grant as described above: (A) Shares tendered in payment of the exercise price of an Option; (B) Shares withheld by the Corporation or any Subsidiary to satisfy a tax withholding obligation with respect to an Option or SAR; and (C) Shares that are repurchased by the Corporation with Option proceeds. Without limiting the foregoing, with respect to any SAR that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the SAR upon exercise.
(ii)Any Shares that are subject outstanding Awards of Restricted Shares, Restricted Stock Units or Performance Shares that become available for future grant or sale under the Plan pursuant to the foregoing provisions of this Section 5(b) (i.e., because the Awards or underlying Shares expire or are forfeited, repurchased or used to satisfy the tax withholding obligations related to such Awards) will become available for future grant or sale under the Plan as one Share for every one Share so expired, forfeited, repurchased or withheld, regardless of whether such Awards were originally granted under the Prior Plan or this Plan.
(c)Annual Limit on Awards for Outside Directors
. Notwithstanding anything in this Plan to the contrary, the aggregate grant date fair value, determined in accordance with FASB Accounting Standards Codification Topic 718, of the Awards made to any Outside Director in any calendar year shall not exceed $500,000.
SECTION 6.RESTRICTED SHARES.
(a)Restricted Share Agreement
. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Agreement between the recipient and the Corporation. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Agreements entered into under the Plan need not be identical.
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(b)Payment for Awards
. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including cash, cash equivalents, full-recourse promissory notes, past services and future services.
(c)Vesting
. Each Award of Restricted Shares shall vest over a minimum period of three years of the Participant’s Service from the date of grant, subject to Section 16(c). Vesting shall occur, in full or in installments, upon satisfaction of such Service requirement and such other conditions specified in the Restricted Share Agreement. A Restricted Share Agreement may provide for accelerated vesting in the event of the Participant’s death, disability, retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested upon a Change of Control. Except as may be set forth in a Restricted Share Agreement, vesting of the Restricted Shares shall cease on the termination of the Participant’s Service.
(d)Voting and Dividend Rights
. The holders of Restricted Shares awarded under the Plan shall have the same voting and other rights as the Corporation’s other stockholders; provided, however, that the holders of Restricted Shares shall not receive payment of any dividends on their Restricted Shares while such Restricted Shares are unvested. Payment of any such dividends shall be subject to the same vesting requirements and other conditions and restrictions as the Restricted Shares to which they relate. A Restricted Share Agreement may require that any such cash dividends be invested in additional Restricted Shares, which shall be subject to the same conditions and restrictions as the Restricted Shares to which the dividends relate.
(e)Restrictions on Transfer of Shares
. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Share Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
SECTION 7.TERMS AND CONDITIONS OF OPTIONS.
(a)Stock Option Agreement
. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Corporation. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered
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into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.
(b)Number of Shares
. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option (subject to adjustment in accordance with Section 12).
(c)Exercise Price
. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, an Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.
(d)Withholding Taxes
. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Corporation may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Corporation may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.
(e)Exercisability and Term
. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable, subject to Section 16(c). The Stock Option Agreement shall also specify the term of the Option; provided, however, that the term of the Option shall in no event exceed 10 years from the date of grant (five years for an ISO granted to an Employee described in Section 4(b)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.
(f)Exercise of Options
. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the
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Corporation and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
(g)Effect of Change of Control
. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option upon a Change of Control.
(h)No Rights as a Stockholder
. An Optionee, or a permitted transferee of an Optionee, shall have no rights as a stockholder of the Corporation with respect to any Shares covered by the Option until the date of the issuance of the Shares underlying the Option upon a valid exercise thereof. Without limiting the foregoing, no Optionee, or a permitted transferee of an Optionee, shall receive payment of any dividends or dividend equivalents on the Shares underlying their Options while such Options are unvested.
(i)Restrictions on Transfer of Shares
. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
(j)Modification or Assumption of Options
. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Corporation or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price; provided, however, that the Committee may not modify outstanding Options to lower the Exercise Price, nor may the Committee assume or accept the cancellation of outstanding Options in return for the grant of new Options or SARs with a lower Exercise Price or the grant of any other Award under the Plan, unless such action has been approved by the Corporation’s stockholders. The foregoing notwithstanding, no modification of an Option shall, without the consent of the holder, materially impair his or her rights or obligations under such Option.
(k)Buyout Provisions
. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions
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as the Committee shall establish; provided, however, that except as permitted under Section 12(c) in connection with a Corporate Transaction, the Committee shall take no such action unless such action has been approved by the Corporation’s stockholders.
SECTION 8.PAYMENT FOR SHARES.
(a)General Rule
. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.
(b)Surrender of Stock
. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Corporation to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.
(c)Services Rendered
. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Corporation or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).
(d)Cashless Exercise
. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Corporation in payment of the aggregate Exercise Price.
(e)Other Forms of Payment
. To the extent that a Stock Option Agreement or Restricted Share Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.
(f)Limitations under Applicable Law
. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Share Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.
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SECTION 9.STOCK APPRECIATION RIGHTS.
(a)SAR Agreement
. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Corporation. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.
(b)Number of Shares
. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 12.
(c)Exercise Price
. Each SAR Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Share on the date of grant. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.
(d)Exercisability and Term
. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable, subject to Section 16(c). The SAR Agreement shall also specify the term of the SAR, which in no event shall exceed 10 years from the date of grant. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events. Except as may be set forth in a SAR Agreement, vesting of the SAR shall cease on the termination of the Participant’s Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change of Control.
(e)Effect of Change of Control
. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR upon a Change of Control.
(f)Exercise of SARs
. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Corporation (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal
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to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.
(g)Modification or Assumption of SARs
. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Corporation or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price; provided, however, that the Committee may not modify outstanding SARs to lower the Exercise Price, nor may the Committee assume or accept the cancellation of outstanding SARs in return for the grant of new SARs or Options with a lower Exercise Price or the grant of any other Award under the Plan, unless such action has been approved by the Corporation’s stockholders. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.
(h)Buyout Provisions
. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize an Optionee to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish; provided, however, that except as permitted under Section 12(c) in connection with a Corporate Transaction, the Committee shall take no such action unless such action has been approved by the Corporation’s stockholders.
(i)No Rights as a Stockholder
. An Optionee, or a permitted transferee of an Optionee, shall have no rights as a stockholder of the Corporation with respect to any Shares covered by the SAR until the date of the issuance of the Shares underlying the SAR upon a valid exercise thereof. Without limiting the foregoing, no Optionee, or a permitted transferee of an Optionee, shall receive payment of any dividends or dividend equivalents on the Shares underlying their SARs while such SARs are unvested.
SECTION 10.RESTRICTED STOCK UNITS.
(a)Restricted Stock Unit Agreement
. Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Corporation. Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical. Restricted Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.
(b)Payment for Awards
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. To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Award recipients.
(c)Vesting Conditions
. Each Award of Restricted Stock Units shall vest over a minimum period of three years of the Participant’s Service from the date of grant, subject to Section 16(c). Vesting shall occur, in full or in installments, upon satisfaction of such Service requirement and such other conditions specified in the Restricted Stock Unit Agreement. A Restricted Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability, retirement or other events. The Committee may determine, at the time of granting Restricted Stock Units or thereafter, that all or part of such Restricted Stock Units shall become vested in the event that a Change of Control occurs with respect to the Corporation.
(d)Voting and Dividend Rights
. The holders of Restricted Stock Units shall have no voting rights and no rights to receive payment of any dividends. Notwithstanding the foregoing, any Restricted Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both, and shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Restricted Stock Units to which they relate. A Restricted Stock Unit Agreement may require that any dividend equivalents be converted into additional Restricted Units, which shall be subject to the same conditions and restrictions as the Restricted Stock Units to which the dividend equivalents relate.
(e)Form and Time of Settlement of Restricted Stock Units
. Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Restricted Stock Unit Agreement may provide that vested Restricted Stock Units may be settled in a lump sum or in installments. A Restricted Stock Unit Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Restricted Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Section 12.
(f)Death of Recipient
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. Any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of Restricted Stock Units under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Corporation. A beneficiary designation may be changed by filing the prescribed form with the Corporation at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.
(g)Creditors’ Rights
. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Corporation. Restricted Stock Units represent an unfunded and unsecured obligation of the Corporation, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.
SECTION 11.PERFORMANCE SHARES.
(a)Performance Shares and Performance Share Agreement
. Each grant of Performance Shares under the Plan shall be evidenced by a Performance Share Agreement between the recipient and the Corporation. Such Performance Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Performance Share Agreements entered into under the Plan need not be identical. Performance Shares may be granted in consideration of a reduction in the recipient’s other compensation.
(b)Payment for Awards
. To the extent that an Award is granted in the form of Performance Shares, no cash consideration shall be required of the Award recipients.
(c)Terms of Performance Share Awards
. The Committee shall determine the terms of Performance Share Awards. Each Performance Share Agreement shall set forth the number of Shares subject to such Performance Share Award, the applicable performance criteria and the performance period. Subject to Section 16(c), the Participant shall be required to perform Service for the entire performance period (or if less, one year) in order to be eligible to receive payment under the Performance Share Award. Except as otherwise provided in the Performance Share Agreement, the Performance Share Award shall terminate upon the termination of the Participant’s Service. Prior to settlement, the Committee shall determine the extent to which Performance Shares have been earned. Performance periods may overlap and the holders may participate simultaneously with respect to Performance Shares Awards that are subject to different performance periods and different performance criteria. The number of Shares may be fixed or may vary in accordance with such performance criteria as may be determined by the Committee. A Performance Share Agreement may provide for accelerated vesting in the event of the Participant’s death, disability, retirement
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or other events. The Committee may determine, at the time of granting Performance Share Awards or thereafter, that all or part of the Performance Shares shall become vested upon a Change of Control.
(d)Voting and Dividend Rights
. The holders of Performance Shares shall have no voting rights and no rights to receive payment of any dividends. Notwithstanding the foregoing, any Performance Shares awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Performance Share is outstanding. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both, and shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Performance Shares to which they relate. A Performance Share Agreement may require that any dividend equivalents be converted into additional Performance Shares, which shall be subject to the same conditions and restrictions as the Performance Shares to which the dividend equivalents relate.
(e)Form and Time of Settlement of Performance Shares
. Settlement of Performance Shares may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee and set forth in the Performance Share Agreements. The actual number of Performance Shares eligible for settlement may be larger or smaller than the number included in the original Award, based on the level of attainment of the applicable performance criteria. Methods of converting Performance Shares into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Performance Share Agreement may provide that Performance Shares may be settled in a lump sum or in installments. A Performance Share Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Performance Shares have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Performance Shares is settled, the number of such Performance Shares shall be subject to adjustment pursuant to Section 12.
(f)Death of Recipient
. Any Performance Share Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Performance Share Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Corporation. A beneficiary designation may be changed by filing the prescribed form with the Corporation at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Performance Share Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.
(g)Creditors’ Rights
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. A holder of Performance Shares shall have no rights other than those of a general creditor of the Corporation. Performance Shares represent an unfunded and unsecured obligation of the Corporation, subject to the terms and conditions of the applicable Performance Share Agreement.
SECTION 12.ADJUSTMENT OF SHARES; CORPORATE TRANSACTIONS.
(a)Adjustments
. In the event that there occurs a dividend or other distribution of Shares, a dividend in the form of cash or other property that materially affects the Fair Market Value of the Shares, a stock split, a reverse stock split, a split-up, a split-off, a spin-off, a combination or subdivision of Shares or other securities of the Corporation, an exchange of Shares for other securities of the Corporation, or a similar transaction or event that materially affects the Fair Market Value of the Shares, the Committee, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall make appropriate adjustments in:
(i)The numerical limitation set forth in Section 5(a);
(ii)The number of Shares covered by all outstanding Awards; and
(iii)The Exercise Price under each outstanding Option and SAR.
(b)Dissolution or Liquidation
. To the extent not previously exercised or settled, all outstanding Awards shall terminate immediately prior to the dissolution or liquidation of the Corporation.
(c)Corporate Transactions
. In the event of a Corporate Transaction, subject to any vesting acceleration provisions in an Award agreement, outstanding Awards shall be treated in the manner provided in the agreement relating to the Corporate Transaction (including as the same may be amended). Such agreement shall not be required to treat all Awards or individual types of Awards similarly in the Corporate Transaction; provided, however, that such agreement shall provide for one or more of the following with respect to all outstanding Awards (as applicable):
(i)The continuation of the outstanding Award by the Corporation, if the Corporation is a surviving corporation;
(ii)The assumption of the outstanding Award by the surviving corporation or its parent or subsidiary;
(iii)The substitution by the surviving corporation or its parent or subsidiary of its own award for the outstanding Award;
(iv)Full or partial exercisability or vesting and accelerated expiration of the outstanding Award, followed by the cancellation of such Award;
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(v)The cancellation of an outstanding Option or SAR and a payment to the Optionee equal to the excess of (i) the Fair Market Value of the Shares subject to such Option or SAR (whether or not such Option or SARs is then exercisable or such Shares are then vested) as of the closing date of such Corporate Transaction over (ii) its aggregate Exercise Price. Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Option or SAR would have become exercisable or such Shares would have vested. Such payment may be subject to vesting based on the Optionee’s continuing Service, provided that the vesting schedule shall not be less favorable to the Optionee than the schedule under which such Option or SAR would have become exercisable or such Shares would have vested (including any vesting acceleration provisions). If the Exercise Price of the Shares subject to any Option or SAR exceeds the Fair Market Value of the Shares subject thereto, then such Option or SAR may be cancelled without making a payment to the Optionee with respect thereto. For purposes of this Subsection (v), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security;
(vi)The cancellation of an outstanding Restricted Stock Unit and a payment to the Participant equal to the Fair Market Value of the Shares subject to such Restricted Stock Unit (whether or not such Restricted Stock Unit is then vested) as of the closing date of such Corporate Transaction. Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Restricted Stock Unit would have vested. Such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Restricted Stock Unit would have vested (including any vesting acceleration provisions). For purposes of this Subsection (vi), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security; or
(vii)The cancellation of an outstanding Performance Share Award and a payment to the Participant equal to the Fair Market Value of the target Shares subject to such Performance Share Award (whether or not such Performance Share Award is then vested) as of the closing date of such Corporate Transaction. Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Performance Share Award would have settled. Such payment may be subject to the Participant’s continuing Service and the achievement of performance criteria that are based on the performance criteria set forth in the Performance Share Award, with such changes that may necessary to give effect to the Corporate Transaction, provided that the performance period shall not be less favorable to the Participant than the performance period under such Performance Share Award (including any vesting acceleration provisions). For purposes of this Subsection (vii),
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the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.
(d)Reservation of Rights
. Except as provided in Section 12, a Participant shall have no rights by reason of the occurrence of (or relating to) any Corporate Transaction, any transaction described in Section 12(a), or any transaction that results in an increase or decrease in the number of shares of stock of any class of the Corporation. Any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, Awards. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to effect any Corporate Transaction, any transaction described in Section 12(a), any dissolution or liquidation of the Corporation or any transaction that results in an increase or decrease in the number of shares of stock of any class of the Corporation.
SECTION 13.AWARDS UNDER OTHER PLANS.
The Corporation may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Restricted Stock Units and shall, when issued, reduce the number of Shares available under Section 5.
SECTION 14.LEGAL AND REGULATORY REQUIREMENTS.
Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Corporation’s securities may then be listed, and the Corporation has obtained the approval or favorable ruling from any governmental agency which the Corporation determines is necessary or advisable. The Corporation shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Corporation has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.
SECTION 15.WITHHOLDING TAXES.
(a) General
. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Corporation shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.
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(b)Share Withholding
. The Corporation may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Corporation withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the maximum statutory tax rates in the Participant’s applicable jurisdictions.
SECTION 16.OTHER PROVISIONS APPLICABLE TO AWARDS.
(a)Transferability
. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported sale, assignment, conveyance, gift, pledge, hypothecation or transfer in violation of this Section 16(a) shall be void and unenforceable against the Corporation.
(b)Clawback
. Notwithstanding anything in this Plan to the contrary, the Corporation reserves the right to cancel or adjust the amount of any Award if the financial statements of the Corporation on which the calculation or determination of the Award was based are subsequently restated due to error or misconduct and, in the judgment of the Committee, the financial statements as so restated would have resulted in a smaller or no Award if such information had been known at the time the Award had originally been calculated or determined. In addition, in the event of such a restatement, the Corporation reserves the right to require a Participant to repay to the Corporation the amount by which the Award as originally calculated or determined exceeds the Award as adjusted pursuant to the preceding sentence. Without limiting the foregoing provisions of this Section 16(b), and notwithstanding any other provision of this Plan, each Award granted under this Plan, and the Shares or other compensation paid or payable pursuant thereto, shall be subject to such deductions and clawback as may be required to be made pursuant to federal or state law, government regulation or stock exchange listing requirement (or any policy adopted by the Corporation pursuant to any such law, government regulation or stock exchange listing requirement).
In addition, in the event the Committee reasonably determines that a Participant engaged in conduct that resulted in reputational harm to the Corporation, such Participant’s unpaid Awards shall be subject to termination by the Committee in its sole discretion and without consideration, and such Participant shall also pay back to the Corporation all or a portion of any
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Award that has been paid, in each case subject to this Section 16(b), without consideration and as determined by the Committee in its sole discretion.
(c)Vesting Restrictions on Awards
. Except with respect to a maximum of five percent (5%) of the total number of Shares authorized under the Plan, no Award may vest sooner than twelve (12) months from the date of grant.
SECTION 17.NO EMPLOYMENT RIGHTS.
No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Corporation and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.
SECTION 18.APPLICABLE LAW.
The Plan shall be construed and enforced in accordance with the law of the State of Delaware, without reference to its principles of conflicts of law.
SECTION 19.DURATION AND AMENDMENTS.
(a)Term of the Plan
. The Plan, as set forth herein, shall terminate automatically on May 7, 2036, the 10th anniversary of the Effective Date, and no Awards shall be granted under the Plan on or after such date. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.
(b)Right to Amend or Terminate the Plan
. The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Corporation’s stockholders only to the extent required by applicable laws, regulations or rules.
(c)Effect of Termination
. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.
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SECTION 20.EXECUTION.
To record the adoption of the Plan by the Board of Directors, the Corporation has caused its authorized officer to execute the same.

CLEARWATER PAPER CORPORATION

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CLEARWATER PAPER CORPORATION
2026 Stock Incentive Plan